SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a party other than the Registrant    ☐

Check the appropriate box:

☐ PreliminaryProxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ DefinitiveProxy Statement

☐ DefinitiveAdditional Materials

☐ SolicitingMaterial Under Rule 14a-12

CONCEPTUS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CONCEPTUS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 10, 2003

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Conceptus, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, June 10, 2003 at 10:00 a.m., local time, at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, CA 94065, for the following purposes:

1.	To elect Class III directors to serve a term of three years or until their successors are elected and qualified.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2003.

3.	To approve the amendment and restatement of the 2001 Equity Incentive Plan to increase the size of the formula grants to members of the Board of Directors.

4.	To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on Wednesday, April 16, 2003 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

All stockholders are cordially invited to attend the Annual Meeting. It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Your shares will be voted at the Annual Meeting in accordance with your instructions. You can revoke the proxy at any time prior to voting, and the giving of a proxy will not affect your right to vote in the event you attend the Annual Meeting in person.

Very truly yours,

Michael W. Hall

Secretary

San Carlos, California

April 24, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY.

CONCEPTUS, INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors of Conceptus, Inc. (“Conceptus” or the “Company”), for use at the Annual Meeting of Stockholders to be held on Tuesday, June 10, 2003, at 10:00 a.m., local time, or at any postponement or adjournment(s) thereof (the “Annual Meeting”), for the purposes set forth herein and in an accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, CA 94065. The address of our principal executive office is 1021 Howard Avenue, San Carlos, CA 94070 and our telephone number is (650) 628-4700.

These proxy solicitation materials were mailed to stockholders on or about May 2, 2003.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either (i) by delivering to us (Attention: Glen Furuta) a written notice of revocation or a duly executed proxy bearing a later date or (ii) by attending the Annual Meeting and voting in person. Attending the Annual Meeting by itself will not revoke a proxy previously given.

Record Date and Share Ownership

Only stockholders of record at the close of business on Wednesday, April 16, 2003 are entitled to notice of and to vote at the meeting. At the record date, 21,468,203 shares of our Common Stock were issued and outstanding.

Voting and Solicitation

Holders of shares of Common Stock are entitled to one vote per share on all matters to be acted upon at the meeting, including the election of directors. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”) with the assistance of our transfer agent. The Inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. All other proposals require the favorable vote of a majority of the votes present and entitled to vote on the particular proposal. Abstentions will have the same effect as votes against such a proposal. Broker non-votes will not be counted as votes for or against such a proposal and will not be included in counting the number of votes necessary for approval of the proposal.

The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted on, the shares will be voted in accordance with the specifications made. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted, as the case may be with respect to the item not marked: FOR the election of directors, FOR ratification of the appointment of the designated independent accountants, FOR the amendment of the 2001 Equity Incentive Plan and as the proxy holders deem advisable on other matters that may come before the meeting. We believe that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

The cost of soliciting proxies will be borne by us. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Deadline for Receipt of Stockholder Proposals for 2004 Annual Meeting

Proposals of stockholders that are intended to be presented by such stockholders at our 2004 Annual Meeting must be received by us no later than December 22, 2003 in order that such proposals may be included in the proxy statement and form of proxy relating to that meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of seven directors, divided into three classes. Each class of directors consists of one to three directors, and each class of directors serves for a staggered three year term or until a successor is elected and qualified. The Class I directors are Mr. Richard D. Randall and Mr. Mark M. Sieczkarek, whose current terms will end at the Annual Meeting in 2004. The Class II directors are Dr. Marie-Helene Plais-Cotrel and Mr. Peter L. Wilson, whose current terms will end at the Annual Meeting of Stockholders in 2005. The Class III directors are Ms. Kathryn A. Tunstall, Mr. Sanford Fitch and Dr. Florence Comité, whose current terms will end at the Annual Meeting of Stockholders in 2003.

Mr. Steven Bacich, who served as a Class I director since January 2000, resigned from the Board of Directors in April 2003. We extend our gratitude to Mr. Bacich for his valuable contributions to our past and future success. The Board of Directors appointed Mr. Sieczkarek, our new President and Chief Executive Officer, as a Class I director to fill the vacancy created by Mr. Bacich’s resignation.

All current members of Class III are standing for re-election in 2003. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s nominees named below, each of whom is currently a director of the Company.

In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote in their discretion for a substitute nominee. It is expected that all nominees will be able and willing to serve as directors.

There are no family relationships among our directors or executive officers. The names of directors and their ages, as of April 1, 2003, and certain other information about them are set forth below:

Name	Age	Position with the Company	Class	Director Since
Kathryn A. Tunstall (2 ex-officio)(3)	52	Chairman of the Board of Directors	III	1993
Mark M. Sieczkarek	48	President, Chief Executive Officer and Director	I	2003
Florence Comité, M.D.	51	Director	III	1997
Sanford Fitch (1)	62	Director	III	1994
Marie-Helene Plais-Cotrel (1)(2)(4)	53	Director	II	2001
Richard D. Randall (1)	51	Director	I	1992
Peter L. Wilson (2)(3)(4)	58	Lead Independent Director	II	2001

(1)	Member of Audit Committee.

(2)	Member of Compensation Committee.

(3)	Member of Marketing Committee.

(4)	Member of Nominating Committee.

NOMINEES FOR ELECTION AS DIRECTORS THROUGH 2006

Class III Directors (terms expire in 2003):

Ms. Tunstall, Chairman of the Board of Directors since January 2000, has served as a director of the Company since July 1993 and served as President and CEO of the Company from July 1993 to December 1999. Prior to joining Conceptus, Ms. Tunstall spent seven years as an executive officer and in senior marketing positions of the Edwards Less Invasive Surgery Division of Baxter International (“Baxter”), a division engaged in the research and development, manufacturing and marketing of cardiovascular catheters, serving as President from June 1990 to June 1993 and serving as Vice President and Director of Worldwide Sales and Marketing from November 1986 to June 1990. From 1980 to 1986, Ms. Tunstall held various positions in manufacturing and marketing, including that of Vice President of Marketing of McGaw Laboratories, a pharmaceutical and medical device company. Ms. Tunstall also serves as a director and a compensation committee member of two medical device companies, Vivant Medical, Inc. and SURx, Inc. and is a founder and chairman of the Board of Directors of Fair Advantage, Inc., an educational services company. Ms. Tunstall holds a B.A. in Economics from the University of California and has also completed graduate level studies in Business and Healthcare Administration.

Mr. Fitch has served as a director of the Company since December 1994 and served as CFO and Sr. Vice President, Finance and Operations of the Company, from December 1994 through October 1998. Mr. Fitch most recently served as CFO for Alvesta Inc. from March 2001 until December 2002. He was CFO of CruelWorld in 2000 and Made to Order.com in 1999. From January 1994 to December 1994, Mr. Fitch was Vice President, Finance and Operations and CFO of Voyant Corporation, a video technology company. From December 1990 to January 1994, Mr. Fitch served as CFO of SanDisk Corp., a manufacturer of flash memory devices. From 1983 through 1989, Mr. Fitch was the CFO of Komag Inc., a manufacturer of rigid media for the disk drive industry. Mr. Fitch holds a B.S. in Chemistry and an M.B.A. from Stanford University.

Dr. Comité was elected to the Company’s Board of Directors in September 1997 and also serves as a consultant to the Company pursuant to a Consulting Agreement. Dr. Comité is currently an Associate Clinical Professor at Yale University School of Medicine. From 1988 to 1998, Dr. Comité founded and directed Women’s Health at Yale University School of Medicine as an Associate Professor in Endocrinology, Departments of Internal Medicine and Pediatrics and in Reproductive Endocrinology, Department of Obstetrics and Gynecology. From 1994 to 1997, Dr. Comité served as Deputy Medical Director of Time Life Medical/Patient Education Media, Inc. In 1994 and 1995, Dr. Comité also served as Senior Clinical and Research Advisor to the National Institutes of Health Offices of Alternative Medicine and Research in Women’s Health. Dr. Comité received her M.D. from Yale University School of Medicine.

DIRECTORS WHOSE TERMS DO NOT EXPIRE THIS YEAR

Class I Directors (terms expire in 2004):

Mr. Sieczkarek was appointed as the Company’s President and Chief Executive Officer and to the Board of Directors in April 2003. Mr. Sieczkarek served as President, Americas, of Bausch and Lomb, Inc. from July 2001 to January 2003, as Corporate Vice President and President—Europe, Middle East and Africa Region from 1999 to 2001 and held positions of increasing responsibility at various divisions of Bausch and Lomb from 1995 to 1999. Prior to joining Bausch and Lomb, Mr. Sieczkarek was Vice President and Chief Financial Officer of KOS Pharmaceuticals from 1993 to 1995. From 1980 to 1993, Mr. Sieczkarek held executive at level positions in Finance and Commercial Operations with several Bristol Myers-Squibb subsidiaries and at Sanofi Diagnostics Pasteur. Mr. Sieczkarek currently serves on the national board of directors of Prevent Blindness America and is also on the board of St. John Fisher College. Mr. Sieczkarek holds a B. S. in Accounting from the State University of New York at Buffalo and an M.B.A. from Canisius College.

Mr. Randall has served as a director of the Company since December 1992. Mr. Randall served as the Company’s President and CEO from December 1992 to July 1993 and CFO from December 1992 to January

1995. Since June 2002, Mr. Randall has served as President and CEO of TranS1, Inc., a developer of minimally invasive spinal surgery products. He served as President and CEO of Incumed, Inc., a medical device incubator, from June 2000 to June 2002 and was President, CEO and a director of Innovasive Devices, Inc., a sports medicine device company, from January 1994 to February 2000. Mr. Randall served as President and CEO of Target Therapeutics, Inc. (“Target”) from June 1989 to May 1993 and was a director of Target from June 1989 to April 1997. Prior to joining Target, Mr. Randall served in various capacities with Trimedyne, Inc., a cardiovascular laser company, Baxter and the U.S.C.I. Division of C.R. Bard, Inc. Mr. Randall currently also serves as a director of Microtherapeutics, Inc. and Endocardial Solutions, Inc. Mr. Randall holds a B.A. in Biology and Science Education from State University of New York at Buffalo.

Class II Directors (terms expire in 2005):

Dr. Plais-Cotrel was appointed to the Company’s Board of Directors in August 2001. Dr. Plais-Cotrel is currently serving on the Administration and Scientific Boards of the Cotrel Spinal Research Foundation—Institut de France. From 1997 to 1999, she was Executive Vice President for New Business and Development for Sofamor Danek Group, until the company was sold to Medtronic. She was President of Sofamor SNC and Sofamor-Danek (SD) Europe, a spinal and cranial orthopedic device company, from 1993 to 1996. Dr. Plais-Cotrel joined Sofamor SA and subsequently Sofamor Danek Group as Medical Director in 1987. She received her medical degree from the University Descartes—Paris, and completed a residency in pediatrics and orthopedics. Post-residency, for eight years, she was a consultant in genetic diseases at the University of Rennes, Dinan Hospital, with a focus on ultrasound diagnostics during pregnancy. She received a Masters in Biology, specializing in genetics and embryology, from the Medical University of Paris.

Mr. Wilson was appointed to the Company’s Board of Directors in December 2001. Mr. Wilson is currently an advisory board member of A.M. Pappas & Associates, which manages public and private investments in the life sciences industry. Mr. Wilson also serves on the Board of Directors of ArthroCare Corp., a manufacturer and marketer of soft-tissue ablation devices, and of Microban International, a manufacturer of antimicrobial compounds for use in plastics and synthetic fibers. Mr. Wilson served as President and Chief Executive Officer of Patient Education Systems from 1995 to 1998. Between 1992 and 1994, Mr. Wilson was an independent consultant of business development and marketing in the healthcare industry. From 1972 to 1992, Mr. Wilson worked for Procter & Gamble/Richardson Vicks, where he held various positions as President of Richardson Vicks, Vice President/General Manager of Procter & Gamble Vicks Healthcare, President/General Manager of the Vidal Sassoon Division and President/General Manager of the Personal Care Division. Mr. Wilson holds an M.B.A in Marketing from Columbia University and a B.A. of Geology from Princeton University.

Board Meetings and Committees

The Board of Directors held a total of twelve in person and telephonic meetings during the fiscal year ended December 31, 2002. The Board of Directors has an Audit Committee, Marketing Committee, Nominating Committee and a Compensation Committee, of which there is a Stock Option Subcommittee.

The Audit Committee of the Board of Directors currently consists of Mr. Fitch, Dr. Plais-Cotrel and Mr. Randall. During the last fiscal year, the Audit Committee held four meetings with the auditors. The primary responsibility of the Audit Committee is to monitor the Company’s financial reporting processes, systems of internal accounting control, and the independence and performance of the independent accountants on behalf of the Board of Directors.

The Compensation Committee consists of Mr. Wilson, Dr. Plais-Cotrel and ex-officio member Ms. Tunstall. The Stock Option Subcommittee of the Compensation Committee currently consists of Mr. Wilson. During the last fiscal year, the Compensation Committee held four meetings. The Compensation Committee, or a subcommittee thereof, where necessary, administers the Company’s incentive compensation and benefit plans (including stock plans) and, in conjunction with the Board of Directors, establishes salaries, incentives and other forms of compensation for directors, officers and other employees. The Stock Option Subcommittee makes recommendations and approves option grants to certain employees and consultants pursuant to the Company’s stock plans.

The Marketing Committee consists of Mr. Wilson and Ms. Tunstall. The primary responsibility of the Marketing Committee is to ensure that the Company has effective Sales and Marketing programs, personnel and partners/suppliers to support the achievement of the Company’s business goals and strategies. During the year, the Marketing Committee met four times with the CEO, Senior V.P. of Sales and Marketing and various marketing staff personnel.

The Nominating Committee consists of Dr. Plais-Cotrel and Mr. Wilson. The primary responsibility of the Nominating Committee is to review and recommend board member additions, and to propose chairpersons for other committees of the Board. The Nominating Committee met once during the year.

During fiscal 2002, none of the incumbent directors attended fewer than 75% of the aggregate number of meetings of the Board of Directors (held while such director was a member) and of the committees upon which such director served (during the periods such director served).

Director Compensation

In fiscal 2002, we paid each non-employee member of the Board of Directors a $2,500 quarterly retainer for their board service and $1,000 for attendance at each meeting of the Board of Directors. We also reimbursed each outside director for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors or a committee thereof. Ms. Tunstall and Mr. Bacich were not separately compensated for their services as directors. On September 19, 2002, the Board approved an increase in board service fees. For meetings after September 19, 2002, we paid each non-employee director a quarterly retainer of $2,500 for their board service; $6,250 additional quarterly retainer for the Lead Director and Audit Committee Chair; $2,500 per board member for in person attendance at each meeting; $750 for telephonic attendance; $500 per committee meeting and $1,000 per committee meeting for each Committee Chair.

Our non-employee directors are automatically granted options to purchase shares of our Common Stock pursuant to the terms of our Amended and Restated 2001 Equity Incentive Plan. Under such plan, each person who was a non-employee director on the date of our initial public offering was granted an option to purchase 10,000 shares of Common Stock on the date of such offering (unless such director had previously been granted an option to purchase shares of Common Stock) and each person who thereafter becomes a non-employee director will be granted an option to purchase 10,000 shares of Common Stock on the date on which he or she first becomes a non-employee director (the “First Option”). Thereafter, on the date of each annual meeting of our stockholders, each non-employee director shall be automatically granted an additional option to purchase 3,000 shares of Common Stock (a “Subsequent Option”) if, on such date, he or she shall have served on our Board of Directors for at least six months. The First Option shall become exercisable in installments as to 1/36th of the total number of shares subject to the First Option on each monthly anniversary of the date of grant of the First Option and that each Subsequent Option shall become exercisable in installments as to 1/12th of the total number of shares subject to the Subsequent Option on each monthly anniversary of the date of grant of the Subsequent Option beginning on the second anniversary of the grant date. Options automatically granted to non-employee directors have an exercise price equal to the fair market value of our Common Stock on the date of grant, and a term of ten years.

At the Annual Meeting, the stockholders of the Company are now being asked to approve the amendment and restatement of the Amended and Restated 2001 Equity Incentive Plan to increase the initial stock option grant for non-employee directors from 10,000 to 40,000 shares, to increase the annual stock option grant for non-employee directors from 3,000 to 10,000 shares, and to amend the vesting provisions with respect to such grants effective on the day of the Annual Meeting. If the proposed amendment is approved by the stockholders, each non-employee director will also receive a one-time “catch-up” stock option grant for 40,000 shares, less the number of shares subject to the initial stock option grant made to such non-employee director pursuant to the automatic grant provisions of the current 2001 Equity Incentive Plan or under the 1995 Directors’ Stock Option Plan. The terms and conditions of these grants, including the vesting provisions, are further described in the section titled “Proposal No. 3—Approval of the Second Amended and Restated 2001 Equity Incentive Plan.”

Dr. Comité provides consulting services to us pursuant to a Consulting Agreement, dated September 10, 1997. We paid Dr. Comité $30,000 in consulting fees for services rendered during the year ended December 31, 2002.

Required Vote

If a quorum is present and voting, the nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected as directors. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. Abstentions, withheld votes, and broker non-votes will not affect the election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE FOR THE BOARD OF DIRECTORS OF THE COMPANY.

PROPOSAL NO. 2

APPROVAL OF INDEPENDENT ACCOUNTANTS

Upon the recommendation of the Audit Committee and subject to stockholder ratification, the Board of Directors has retained PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2003. In recommending to the Board of Directors that PricewaterhouseCoopers LLP be retained as our independent accountants, the Audit Committee considered whether the provision of non-audit services by PricewaterhouseCoopers LLP was compatible with maintaining PricewaterhouseCoopers’ independence and concluded that it was.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire. In the event the stockholders do not ratify such appointment, the Board of Directors will reconsider its selection.

Required Vote

The ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants requires the affirmative vote of the holders of a majority of the shares of our Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

PROPOSAL NO. 3

APPROVAL OF THE SECOND AMENDED AND RESTATED

2001 EQUITY INCENTIVE PLAN

The Board of Directors has approved and adopted, subject to stockholder approval, the Second Amended and Restated 2001 Equity Incentive Plan in substantially the form attached to this proxy statement as Appendix A (the “2001 Equity Incentive Plan”).

Under the current terms of the 2001 Equity Incentive Plan, each non-employee director receives an initial option to purchase 10,000 shares of Common Stock upon his or her initial election to the Board of Directors as a non-employee director. Subsequently, each non-employee director with at least six months of service receives an annual grant of options to purchase 3,000 shares of Common Stock on the day of each annual stockholders’ meeting. The stockholders of the Company are now being asked to approve the amendment and restatement of the 2001 Equity Incentive Plan to increase the initial stock option grant for non-employee directors from 10,000 to 40,000 shares, to increase the annual stock option grant for non-employee directors from 3,000 to 10,000 shares, and to amend the vesting provisions with respect to such grants effective on the day of the Annual Meeting. If this Proposal No. 3 is approved by the stockholders, each non-employee director will also receive a one-time “catch-up” stock option grant for 40,000 shares, less the number of shares subject to the initial stock option grant made to such non-employee director pursuant to the automatic grant provisions of the current 2001 Equity Incentive Plan or under the 1995 Directors’ Stock Option Plan.

Our Board of Directors approved the proposed amendment and restatement of the 2001 Equity Incentive Plan in April 2003, to be effective upon stockholder approval. The 2001 Equity Incentive Plan is not being amended in any respect other than to reflect the changes described above.

General

Our 2001 Equity Incentive Plan provides for the grant of options and stock purchase rights to our employees, directors and consultants. The 2001 Equity Incentive Plan was intended to augment and replace our 1993 Stock Plan because the number of shares then available under the 1993 Stock Plan was insufficient to cover grants to employees and consultants for 2001. Accordingly, the 2001 Equity Incentive Plan was adopted by the Board of Directors on March 21, 2001 with a total of 1,000,000 shares of Common Stock reserved for issuance thereunder, and was approved by the stockholders in May 2001.

In March 2002, the Board of Directors approved an amendment and restatement of the 2001 Equity Incentive Plan to increase the shares of Common Stock reserved for issuance thereunder by an additional 1,000,000 shares, bringing the aggregate number reserved for issuance to 2,000,000 shares of Common Stock, and to provide for automatic grants of non-qualified stock options to non-employee directors as had been provided under the 1995 Director’s Stock Option Plan. The stockholders approved this amendment and restatement in May 2002.

As of April 17, 2003, options for 1,654,289 shares were outstanding under the 2001 Equity Incentive Plan, and 321,886 remained available for future grants. The fair market value of shares subject to such outstanding options on April 17, 2003 was $16,625,604, based upon the estimated fair market value of the Common Stock as reported on the Nasdaq National Market on such date.

Options granted under the 2001 Equity Incentive Plan may be either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. Only our employees or our subsidiaries may be granted “incentive stock options.” The Board of Directors, at its discretion, may also grant rights to purchase Common Stock directly, rather than pursuant to stock options, subject to certain restrictions discussed below. No stock purchase rights were granted under the 2001 Equity Incentive Plan during the fiscal year ended December 31, 2002.

The 2001 Equity Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Purpose

The purposes of the 2001 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to our employees, directors and consultants and to promote the success of our business.

Administration

The 2001 Equity Incentive Plan may be administered by the Board of Directors or by a committee of the Board of Directors. The 2001 Equity Incentive Plan is currently being administered by the Board of Directors, the Compensation Committee of the Board of Directors and the Stock Option Subcommittee. The Compensation Committee, comprised of Mr. Wilson, Dr. Plais-Cotrel and ex-officio member Ms. Tunstall, has been constituted to satisfy the applicable requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Code and has the exclusive authority to grant stock options and purchase rights and otherwise administer the 2001 Equity Incentive Plan with respect to our officers and directors. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 2001 Equity Incentive Plan. All directors currently hold office until the annual meeting of stockholders of the Company following their election, or until their successors are duly elected and qualified.

Eligibility

The 2001 Equity Incentive Plan provides that either incentive stock options or non-qualified stock options may be granted to our employees (including officers and directors who are employees) or any of our subsidiaries. In addition, the 2001 Equity Incentive Plan provides that non-qualified stock options may be granted to our directors and consultants or any of our subsidiaries. The Board of Directors or the Compensation Committee, or the Stock Option Subcommittee, selects the optionees and determines the number of shares to be subject to each option. In making such determination, a number of factors are taken into account, including the duties and responsibilities of the optionee, the value of the optionee’s services to us, the optionee’s present and potential contribution to our success, and other relevant factors. The 2001 Equity Incentive Plan provides that certain non-qualified stock options automatically will be granted to our non-employee directors, as described below.

The 2001 Equity Incentive Plan provides that the maximum number of shares of Common Stock which may be granted under options or purchase rights to any one person during any fiscal year shall be 800,000, subject to adjustment as provided in the 2001 Equity Incentive Plan. There is also a limit under the Code on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

Terms of Options

Each option is evidenced by a stock option agreement between the Company and the optionee. Under the 2001 Equity Incentive Plan, each option is subject to the following additional terms and conditions:

Exercise of the Option.    The Board of Directors or its committee determines when options may be exercised. An option is exercised by giving written notice of exercise to us specifying the number of full shares of Common Stock to be purchased and by tendering payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in such form of consideration as is determined by the Board of Directors or its committee and may vary for each option.

Exercise Price.    The exercise price under the 2001 Equity Incentive Plan is determined by the Board of Directors or its committee and may not be less than 100% of the fair market value of the Common Stock on the date the option is granted in the case of incentive stock options. The fair market value per share is equal to the closing price on The Nasdaq National Market on the last trading day prior to the date of grant. In the case of an incentive stock option granted to an optionee who owns more than 10% of all classes of our stock or any of our subsidiaries, the exercise price must not be less than 110% of the fair market value on the date of grant.

Termination of Employment.    If the optionee’s employment or consulting relationship terminates for any reason other than disability or death, options under the 2001 Equity Incentive Plan may be exercised for the period of time specified in the option agreement, which shall generally be three months after such termination, and may be exercised only to the extent the option was exercisable on the date of termination. In no event may the option be exercised after the expiration of its term.

Disability.    If an optionee is unable to continue his or her employment or consulting relationship with us as a result of his or her disability, options may be exercised for the period of time specified in the option agreement, which shall generally be twelve months after termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term.

Death.    Under the 2001 Equity Incentive Plan, if an optionee should die while employed or retained by us, options may be exercised for the period of time specified in the option agreement, which shall generally be twelve months after the date of death to the extent the options are exercisable on the date of death.

Term of Options.    The 2001 Equity Incentive Plan provides that options granted under the 2001 Equity Incentive Plan have the term provided in the option agreement. In general, these agreements currently provide for a term of ten years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration.

Other Provisions.    The option agreement may contain such other terms, provisions and conditions not inconsistent with the 2001 Equity Incentive Plan as may be determined by the Board of Directors or its committee.

Automatic Option Grants to Non-Employee Directors

Subject to the approval of this Proposal No. 3, under the 2001 Equity Incentive Plan, each person who becomes a non-employee director will be granted a non-qualified option to purchase 40,000 shares of Common Stock on the date on which he or she first becomes a non-employee director (the “Initial Option”). Thereafter, on the date of each annual meeting of our stockholders, each non-employee director automatically shall be granted an additional option to purchase 10,000 shares of Common Stock (a “Subsequent Option”) if, on such date, he or she shall have served on our Board of Directors for at least six months. The 2001 Equity Incentive Plan will provide that 25% of the shares subject to each Initial Option shall become exercisable on the one year anniversary of the date of grant of the Initial Option and the remaining shares shall become exercisable in installments as to 1/48th of the total number of shares subject to the Initial Option on each monthly anniversary of the date of grant of the Initial Option thereafter. Each Subsequent Option will become exercisable in installments as to 1/12th of the total number of shares subject to the Subsequent Option on each monthly anniversary of the date of grant of the Subsequent Option. Options granted to non-employee directors under the amended and restated 2001 Equity Incentive Plan will have a term of ten years and an exercise price equal to the fair market value of our Common Stock on the date of grant.

In addition, if this Proposal No. 3 is approved, each non-employee director serving on the Board on the date of the Annual Meeting will receive a one-time “catch-up” stock option grant to purchase 40,000 shares of common stock, less the number of shares subject to the initial option grant made to such non-employee director pursuant to the automatic grant provisions of the existing 2001 Equity Incentive Plan or under the 1995 Directors’ Stock Option Plan. 25% of the shares subject to each such “catch-up option” shall become exercisable on the one year anniversary of the date of grant of the option and the remaining shares shall become exercisable in installments as to 1/48th of the total number of shares subject to the option on each monthly anniversary of the date of grant of the option thereafter.

Under the amended and restated 2001 Equity Incentive Plan, options granted to non-employee directors will be exercisable for the period of time specified in the option agreement, which shall be six months after the date of death if such non-employee director served as a member of the Board of Directors at the time of his or her death or otherwise within three months of his or her death. In addition, the non-employee director option agreement will provide for six months of accelerated vesting in the event the non-employee director served as a member of the Board of Directors at the time of his or her death. In no event may the option be exercised after expiration of its term.

Restricted Stock Purchase Rights

The 2001 Equity Incentive Plan permits the granting of rights to purchase our Common Stock either alone, in addition to, or in tandem with other awards made by us. Upon the granting of a stock purchase right under the 2001 Equity Incentive Plan, the offeree is advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person is entitled to purchase, the price to be paid and the time in which such person must accept such offer. The purchase price for stock purchased may be at various prices as determined by the Board or its committee.

Unless the Board or its committee determines otherwise, the underlying stock purchase agreement for stock purchased pursuant to a stock purchase right granted under the 2001 Equity Incentive Plan will grant us a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with us for any reason (including death or disability).

Options and Stock Purchase Rights not Transferable

An option or stock purchase right granted under the 2001 Equity Incentive Plan is nontransferable other than by will or the laws of descent and distribution, and is exercisable only by the optionee or right holder during his or her lifetime or, in the event of the optionee’s or right holder’s death, by a person who acquires the right to exercise the option or stock purchase right by bequest or inheritance or by reason of the death.

Changes in Capitalization, Merger or Asset Sale

In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of capital stock or other securities by reason of merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, stock dividend, combination of shares, or otherwise, the number and kind of shares covered by the 2001 Equity Incentive Plan and by each outstanding option or stock purchase right or share of restricted stock, the exercise price per share of options, and other limitations on shares applicable under the 2001 Equity Incentive Plan shall be proportionately adjusted.

In the event of certain stated events in the 2001 Equity Incentive Plan which may affect us, including a merger, consolidation, liquidation, dissolution or sale of all or substantially all of our assets, the Board or its committee in its sole discretion may take certain actions with respect to options, stock purchase rights and shares of restricted stock issued under the 2001 Equity Incentive Plan, including acceleration of the exercisability of any options or the vesting in any restrictions on restricted stock, the purchase of outstanding awards, and other similar adjustments to facilitate any such transactions. The Board or its committee may also provide that all options or stock purchase rights shall cease to be outstanding following such events.

Notwithstanding the preceding paragraph, in the event of (i) a consolidation or merger of us with another entity in which our stockholders before the transaction own less than 50% of the voting power immediately after the transaction (other than such a transaction effected to change the domicile of us) or (ii) a sale of all or substantially all of our assets, outstanding options, stock purchase rights or shares of restricted stock may be assumed or substituted for by the acquiring company or one of its affiliates. In the absence of any such assumption or substitution, outstanding options held by persons whose employment, consultancy or directorship with us has not terminated as of the closing of the transaction shall be accelerated and become fully vested and exercisable, and any restrictions on shares of restricted stock held by such persons shall lapse at least 10 days before the closing of the transaction. Notwithstanding the assumption or substitution of options as discussed above, any options granted to non-employee directors in their capacity as non-employee directors shall not be assumed or substituted for and shall be accelerated and made fully exercisable at least 10 days before the closing of the transaction. Options and stock purchase rights held by other persons that are not assumed or substituted for and accelerated options and stock purchase rights not exercised before the closing of such a transaction will terminate automatically at the closing of the transaction.

Federal Income Tax Aspects of the 2001 Equity Incentive Plan

The following is a brief summary of the United States Federal income tax consequences of transactions under the 2001 Equity Incentive Plan based on federal securities and income tax laws in effect as of this date. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of the income tax laws of any municipality, state or other country in which an optionee may reside. This summary does not purport to be complete. We advise all optionees to consult their own tax advisors concerning tax implications of option grants and exercises, and the disposition of shares acquired upon such exercise under the 2001 Equity Incentive Plan.

Incentive Stock Options

Options granted under the 2001 Equity Incentive Plan may be either “incentive stock options,” as defined in Section 422 of the Code, or non-qualified stock options. If an option granted under the 2001 Equity Incentive Plan is an incentive stock option, under Federal tax laws the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for Federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after transfer of the shares to the optionee, any gain will be treated as long-term capital gain under Federal tax laws. If these holding periods are not satisfied, the optionee will recognize ordinary income under Federal tax laws equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized under Federal tax laws as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier.

Non-Qualified Stock Options

All other options, which do not qualify as incentive stock options, are referred to as non-qualified stock options. An optionee will not recognize any taxable income under Federal tax laws at the time he or she is granted a non-qualified stock option. However, upon its exercise, under Federal tax laws the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income recognized by the optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated under Federal tax laws as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

Stock Purchase Rights and Restricted Stock

For Federal income tax purposes, if a service provider is granted a stock purchase right, he or she generally will not have taxable income on the grant of the stock purchase right, nor will the Company then be entitled to any deduction. Generally, on the purchase of restricted stock pursuant to a stock purchase right, the recipient thereof will also not have taxable income, nor with the Company be entitled to a deduction, unless the recipient makes a valid election under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the restricted stock recipient generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. If the recipient makes a valid election under Section 83(b) of the Code with respect to restricted stock, he or she generally will recognize ordinary income at the date of issuance of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock, and the Company will generally be entitled to a deduction for the same amount.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code provides that a publicly held corporation cannot deduct compensation of a covered employee (the Chief Executive Officer and the four other most highly compensated employees for the taxable year whose compensation is required to be reported to stockholders under the Exchange Act) to the extent the compensation exceeds $1.0 million per tax year. There is a statutory exception to this limitation for compensation based on the attainment of performance goals. Income derived from stock options will generally qualify for this exception and thus be treated as performance-based compensation if granted in accordance with the requirements set forth in Section 162(m) and the regulations promulgated thereunder. Grants of stock options under the 2001 Equity Incentive Plan that are made by the Compensation Committee of the Board are expected to comply with those requirements.

New Plan Benefits

Second Amended and Restated 2001 Equity Incentive Plan (1)

Name and Position	Dollar Value ($)		Number of Units
All Executive Officers as a Group	N/A	(1)	N/A	(1)
All Non-Executive Directors as a Group	$2,010,000	(2)	200,000	(3)
All Non-Executive Officer Employees as a Group	N/A	(1)	N/A	(1)

(1)	Only non-employee directors of the Company are eligible to receive automatic grants under the 2001 Equity Incentive Plan. All other grants under the 2001 Equity Incentive Plan are within the discretion of the Board or its committee and the benefits of such grants are, therefore, not determinable.

(2)	Value based on the closing price of the Company’s Common Stock on April 17, 2003, of $10.05.

(3)

Subject to stockholder approval of this Proposal No. 3, pursuant to the terms of the 2001 Equity Incentive Plan, (1) each non-employee director automatically shall be granted, upon his or her initial election or appointment as a non-employee director, an option to purchase 40,000 shares of Common Stock (an “Initial Grant”); (2) each person who is serving as a non-employee director on the day of each annual meeting of stockholders automatically shall be granted an option to purchase 10,000 shares of Common Stock (a “Subsequent Grant”); and (3) each non-employee director will receive a one-time “catch-up” stock option grant to purchase 40,000 shares of Common Stock, less the number of shares subject to the initial option grant made to such non-employee director pursuant to the automatic grant provisions of the current 2001 Equity Incentive Plan or under the 1995 Directors’ Stock Option Plan. These grants are subject to the vesting provisions described above (See “Automatic Grants to Non-Employee Directors”). Currently the Company has five non-employee directors, all of whom are eligible to receive Subsequent Grants and “catch-up” grants on the day of the Annual Meeting, assuming approval of this Proposal No. 3.

Required Vote

The approval of the amendment and restatement of 2001 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the total votes cast on the proposal at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE SECOND AMENDED AND RESTATED 2001 EQUITY INCENTIVE PLAN.

AUDIT COMMITTEE REPORT

The Audit Committee of Conceptus’ Board of Directors is comprised of three members, Mr. Fitch, Dr. Plais-Cotrel and Mr. Randall, each of whom is “independent,” as defined in the rules and regulations of the Nasdaq National Market. Upon the recommendation of the Audit Committee and in compliance with regulations of the Nasdaq National Market, the Board of Directors has adopted an Audit Committee Charter setting forth the requirements for the composition of the Audit Committee, the qualifications of its members, the frequency of meetings and the responsibilities of the Audit Committee. An amended copy of the Audit Committee Charter is attached to this proxy statement as Appendix B.

Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal accounting control. The Audit Committee monitors our financial reporting processes, systems of internal accounting control, and the independence and performance of the independent accountants.

Management has represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee has discussed with the independent accountants their evaluation of the accounting principles, practices and judgments applied by management, and the Committee has discussed any items required to be communicated to it by the independent accountants in accordance with Statement on Audit Standards No. 61 (Communications with Audit Committee), as currently in effect. The Audit Committee membership complies with the requirements of the Nasdaq National Market with respect to independence, financial literacy and financial management expertise.

The Audit Committee has received from the independent accountants a letter describing any relationships with us that may bear on their independence and has discussed with the independent accountants the accountants’ independence from us and our management in accordance with requirements set by Independence Standards Board, as currently in effect. The Committee has approved the audit fees of the independent accountants. It has also reviewed non-audit services and fees to assure compliance with regulations prohibiting the independent accountants from performing specified services that might impair their independence, as well as compliance with our policies.

The Audit Committee discussed with the independent accountants the overall scope of and plans for their audits. The Committee has met with the independent accountants, separately and together, with and without management present, to discuss our financial reporting processes and internal controls. No significant audit findings were presented by the independent accountants.

In reliance on the reviews and discussions referred to above, and without other independent verification, the Audit Committee recommended to the Board of Directors the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2002.

Submitted on April 22, 2003 by the members of the Audit Committee of our Board of Directors.

Sanford Fitch, Audit Committee Chair

Marie-Helene Plais-Cotrel, Audit Committee Member

Richard D. Randall, Audit Committee Member

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

AUDIT AND NON-AUDIT FEES

The following table presents fees for professional audit and non-audit services rendered by PricewaterhouseCoopers LLP and Ernst & Young LLP for the fiscal year ended December 31, 2002:

Audit Fees

Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) in connection with its audit of our consolidated financial statements as of and for the year ended December 31, 2002 were $75,000 and its limited reviews of our unaudited condensed consolidated interim financial statements were $18,000.

Financial Information Systems Design and Implementation Fees

During the year ended December 31, 2002, PricewaterhouseCoopers rendered no professional services to us in connection with the design and implementation of financial information systems.

All Other Fees

In addition to the fees described above, aggregate fees of $138,000 were billed by PricewaterhouseCoopers during the year ended December 31, 2002, primarily for the following professional services.

Income tax compliance and related tax services	$22,000
SEC registration statement on Form S-3	$115,000
Other	$1,000

Aggregate fee of $84,000 were billed by Ernst & Young LLP during the year ended December 31, 2002, primarily for the following professional services.

SEC registration statement on Form S-3	$81,000
Consultation regarding foreign subsidiary set-up	$3,000

All non-audit services were reviewed with the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers and Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Common Stock as of March 21, 2003 as to (i) each person who is known by us to beneficially own more than five percent of our Common Stock, (ii) each nominee for our Board of Directors, (iii) each of our remaining directors, (iv) each of the executive officers named in the Summary Compensation Table on page 19, and (v) all directors and executive officers as a group.

	Shares Beneficially Owned
Name and Address of Beneficial Owner (1)	Number	Percent (2)
Safeco Corporation 4333 Brooklyn Ave NE Safeco Plaza Seattle, WA 98185	3,073,500	14.36%

Federated Investors, Inc. 1001 Liberty Avenue Pittsburgh, PA 15222	2,295,186	10.72%

Capital Group International, Inc. 333 South Hope Street Los Angeles, CA 90071	1,473,120	6.88%

J. P. Morgan Investment Management 500 Stanton Christiana Road Newark, DE 19713	1,073,008	5.01%

Kathryn A. Tunstall (3)	404,207	1.89%

Steven Bacich (4)	125,559	*

Charles Carignan, M.D. (5)	54,379	*

Florence Comité, M.D. (6)	13,270	*

William Dippel (7)	56,666	*

Cynthia M. Domecus (8)	125,671	*

Sanford Fitch (9)	130,478	*

Glen Furuta (10)	60,081	*

Marie Helene Plais-Cotrel (11)	11,555	*

Richard D. Randall (12)	29,874	*

Mark M. Sieczkarek (13)	0	*

Peter L. Wilson (14)	8,722	*

All directors and officers as a group (15 persons) (15)	1,174,307	5.48%

*	Less than 1%.

(1)	Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock indicated as beneficially owned by them.

(2)

Percentage of ownership is based on 21,409,461 shares of Common Stock outstanding on March 21, 2003. The number of shares of Common Stock beneficially owned includes the shares issuable pursuant to stock options that are exercisable within 60 days of March 21, 2003. Shares issuable pursuant to stock options are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person.

(3)	Includes 306,040 shares issuable upon exercise of options exercisable within 60 days of March 21, 2003.

(4)	Includes 122,407 shares issuable upon exercise of options exercisable within 60 days of March 21, 2003.

(5)	Includes 50,416 shares issuable upon exercise of options exercisable within 60 days of March 21, 2003.

(6)	Represents shares issuable upon exercise of options exercisable within 60 days of March 21, 2003.

(7)	Represents shares issuable upon exercise of options exercisable within 60 days of March 21, 2003.

(8)	Includes 122,674 shares issuable upon exercise of options exercisable within 60 days of March 21, 2003.

(9)	Includes 70,874 shares issuable upon exercise of options exercisable within 60 days of March 21, 2003.

(10)	Includes 58,082 shares issuable upon exercise of options exercisable within 60 days of March 21, 2003.

(11)	Includes 5,555 shares issuable upon exercise of options exercisable within 60 days of March 21, 2003.

(12)	Represents shares issuable upon exercise of options exercisable within 60 days of March 21, 2003.

(13)	Mr. Sieczkarek joined us as our President and CEO in April 2003 and was granted options to purchase 630,000 shares of Common Stock in connection therewith. None are exercisable within 60 days of March 21, 2003.

(14)	Includes 4,722 shares issuable upon exercise of options exercisable within 60 days of March 21, 2003.

(15)	Includes 1,086,065 shares issuable upon exercise of options exercisable within 60 days of March 21, 2003.

EXECUTIVE COMPENSATION

The following table sets forth the compensation received in the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000 by (i) our Chief Executive Officer and (ii) our four other most highly paid executive officers who earned in excess of $100,000 during the fiscal year ended December 31, 2002 (the “Named Executive Officers”).

Summary Compensation Table

										Long Term Compensation Awards
Name and Principal Position	Year	Salary			Bonus			Other Annual Compensation (1)		Restricted Stock Awards	Securities Underlying Options		All Other Compensation
Steven Bacich* President & CEO	2002 2001 2000	$ $ $	239,154 219,231 199,687		$ $ $	30,800 — 41,934	(3) (2)	$ $ $	240 660 660	— — —	130,000 50,000 —		$ $ $	— — —

Charles Carignan, M.D.** VP of Clinical Research	2002 2001 2000	$ $ $	242,637 219,744 —		$ $ $	10,000 — 37,058	(3) (2)	$ $ $	216 660 —	— — —	20,000 75,000 10,000	(4)	$ $ $	— — —

Cynthia M. Domecus Executive Vice President, Government Affairs	2002 2001 2000	$ $ $	231,505 211,894 199,800		$ $ $	40,000 — 41,958	(3) (2)	$ $ $	240 818 818	— — —	30,000 21,000 —		$ $ $	— — —

William Dippel VP of Operations	2002 2001 2000	$ $ $	208,938 126,154 —	(6)	$ $ $	25,000 10,000 —	(3) (5)	$ $ $	1,032 1,016 —	— — —	20,000 100,000 —		$ $ $	— — —

Glen Furuta VP of Finance, Administration & CFO	2002 2001 2000	$ $ $	210,894 164,615 —	(7)	$ $ $	15,000 — —	(3)	$ $ $	240 660 —	— — —	18,000 100,000 —		$ $ $	— — —

(1)	Amounts represent premiums paid by the Company for group term life insurance.

(2)	Amounts represent year 2000 bonus awards, based on achievement of the corporate objectives defined in the Company’s year 2000 bonus plan. Actual payment was made in January 2001.

(3)	Amount represents bonus award earned in 2001 and 2002, upon achieving the corporate objectives defined under the Company’s 2001/2002 bonus plan. Actual payment was made in July 2002.

(4)	Dr. Carignan was an independent consultant prior to commencing his employment with the Company as VP of Clinical Research in January 2002. Options granted represents option grants to consultant for services rendered.

(5)	Sign-on bonus at hiring.

(6)	Mr. Dippel joined the Company in May 2001.

(7)	Mr. Furuta joined the Company in February 2001.

*	As of April 16, Steven Bacich has transitioned to the role of Chief Technical Officer and is no longer the President and CEO.

**	Dr. Carignan resigned from the Company, effective January 2003. However, Dr. Carignan continues to be a member of our Scientific Advisory Board.

Option Grants During Year Ended December 31, 2002

The following table provides certain information with respect to stock options granted to the Named Executive Officers in the last fiscal year. In addition, as required by Securities and Exchange Commission rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

Options/SAR Grants in Last Fiscal Year

	Individual Grants (1)				Potential Realizable Value at Assumed Annual Rates of Appreciation For Option Term (3)
	Number of Securities Underlying Options/SARs	Percent of Total Options/SARs Granted to Employees in Fiscal Year (2)	Exercise or Base Price ($/sh)	Expiration Date
Name					5%	10%
Steven Bacich	130,000	9%	$18.40	5/29/12	$1,504,316	$3,812,232
Charles Carignan, M.D.	20,000	1%	$18.40	5/29/12	$231,433	$586,497
Cynthia M. Domecus	30,000	2%	$18.40	5/29/12	$347,150	$879,746
William Dippel	20,000	1%	$18.40	5/29/12	$231,433	$586,497
Glen Furuta	18,000	1%	$18.40	5/29/12	$208,290	$527,848

(1)	No stock appreciation rights were granted to the Named Executive Officers in the last fiscal year. Options generally vest at a rate of 1/8th of the shares on the six-month anniversary of the vesting commencement date and 1/48th of the original number of shares on each month anniversary of the vesting commencement date thereafter.

(2)	The Company granted stock options representing 1,504,250 shares to employees during the fiscal year ended December 31, 2002.

(3)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the Securities and Exchange Commission. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

The following table sets forth certain information for the Named Executive Officers with respect to the exercise of options to purchase Common Stock during the fiscal year ended December 31, 2002.

Aggregate Option Exercises in the Year Ended

December 31, 2002 and Fiscal Year-End Option Values

	Shares Acquired on Exercise	Value Realized	Number of Shares of Common Stock Underlying Unexercised Options at December 31, 2002		Value of Unexercised In-the-Money Options at December 31, 2002 (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Steven Bacich	18,496	$299,443	100,186	166,529	$697,079	$323,589
Charles Carignan, M.D.	5,000	$60,410	40,520	54,480	$—	$—
Cynthia M. Domecus	24,665	$429,828	113,195	44,064	$1,066,812	$130,793
William Dippel	—	$—	44,166	75,834	$75,999	$116,001
Glen Furuta	—	$—	47,873	70,127	$113,966	$146,534

(1)	Calculated by determining the difference between the fair market value of the Company's Common Stock as of December 31, 2002 ($11.98 per share) and the exercise price of the securities underlying the options.

Employment Contracts, Termination of Employment and Change-In-Control Arrangements

In May 1997, we entered into an agreement with Ms. Tunstall, which provides that, in the event of certain change-in-control transactions, each option held by Ms. Tunstall shall become fully vested and immediately exercisable. In the event of an involuntary termination within two years after a change-in-control transaction, the agreement provides that Ms. Tunstall will receive (i) her salary paid according to our standard payroll procedure for a period of 18 months; (ii) health and life insurance benefits for a period of 18 months; (iii) monthly severance payments equal to 1/12 of the “target bonus” she would have received for the fiscal year in which the termination occurs; and (iv) outplacement services not to exceed a value of $15,000.

In January 2000, we entered into an agreement (“change-in-control-agreement”) with Mr. Bacich, which provides that, in the event of certain change-in-control transactions, each option held by Mr. Bacich shall become fully vested and immediately exercisable. In the event of an involuntary termination within two years after a change-in-control transaction, the agreement provides that Mr. Bacich will receive (i) his salary paid according to our standard payroll procedure for a period of 18 months; (ii) health and life insurance benefits for a period of 18 months; (iii) monthly severance payments equal to 1/12 of the “target bonus” he would have received for the fiscal year in which the termination occurs; and (iv) outplacement services not to exceed a value of $15,000.

In November 2002, we entered into an Executive Agreement with Mr. Bacich, which was amended and restated in April 2003. The amended and restated Executive Agreement provides for Mr. Bacich to become our Chief Technical Officer upon the hiring of our new CEO, which we hired effective April 17, 2003. As CTO, Mr. Bacich will receive a base salary of $240,000 and a target bonus for calendar 2003 of 40% of base salary and a target bonus for 2004 of 30% of base salary. In addition, options to purchase 12,500 shares of our Common Stock held by Mr. Bacich were accelerated upon his commencement of his role as CTO. In the event of an involuntary termination within one year after Mr. Bacich commences as CTO, the amended and restated Executive Agreement provides that, in addition to any benefits in Mr. Bacich’s change-in-control agreement, Mr. Bacich will receive (i) his salary paid according to our standard payroll procedure for a period of 12 months; (ii) health and life insurance benefits for a period of 12 months; (iii) a 30% target bonus at the time annual payments are paid to our employees for the fiscal year in which the termination occurs; (iv) 18 months of accelerated vesting on his stock options; (v) a period of six months during which to exercise all vested and exercisable options (instead of 90 days) and (vi) outplacement services not to exceed a value of $15,000. In addition, in the event of a change-in-control within 180 days after such involuntary termination, Mr. Bacich will receive his salary paid according to our standard payroll procedure for a period of 18 months rather than 12 months and health and life insurance benefits for a period of 18 months rather than 12 months. In the event of a voluntary termination within the three-month period starting on the date Mr. Bacich commences as CTO, the amended and restated Executive Agreement provides that Mr. Bacich will receive (i) his salary paid according to our standard payroll procedure for a period of 12 months; (ii) health and life insurance benefits for a period of 12 months; (iii) a 40% target bonus at the time annual payments are paid to our employees for the fiscal year in which the termination occurs; (iv) 18 months of accelerated vesting on his stock options and (v) outplacement services not to exceed a value of $15,000; provided, however, that Mr. Bacich will not be entitled to any of the benefits described in this sentence if he has spent any time prior to May 1, 2003 actively searching for alternative employment. If Mr. Bacich should terminate as our employee for any reason, he will serve as a member of our Scientific Advisory Board for a term of one year and for such extended time as may be agreed. We will pay Mr. Bacich for such services at the rate of $195.00 per hour and reimburse him for his out-of-pocket expenses incurred in connection therewith, provided that if Mr. Bacich provides any services in a given calendar month, he shall receive a minimum fee of $1,560 for services rendered in such month. The foregoing hourly fee (and reimbursement of out-pocket expenses) and continued rights as provided in the stock option agreements between Mr. Bacich and us shall be Mr. Bacich sole and exclusive payment and benefit from us in consideration of providing his services, and he will be deemed an independent contractor for all purposes.

In April 2003, we entered into an agreement with Mark Sieczkarek, our new President and Chief Executive Officer. The agreement has a term of three years. As President and Chief Executive Officer, Mr. Sieczkarek will receive a base salary of $400,000 and a target bonus for 2003 of 75% of base salary. In addition to his target bonus, Mr. Sieczkarek will be eligible for an additional incentive bonus of up to an additional 50% of his base salary in the event of Company performance above the performance objectives set by the Board of Directors. For 2003, the payment of Mr. Sieczkarek’s target bonus is guaranteed. In addition, Mr. Sieczkarek will be granted options to purchase 630,000 shares of our Common Stock, which options will vest over five years. In the event of an involuntary termination during the three year term of the agreement, Mr. Sieczkarek will receive (i) his base salary paid according to our standard payroll procedure for the remaining portion of the three year term of the agreement, (ii) health and life insurance benefits for the remaining portion of the three year term of the agreement, and (iii) for the remaining portion of the three year term of the agreement, monthly severance payments equal to 1/12 of the “target bonus” he would have received for the fiscal year in which the termination occurs, the “target bonus” portion of which will be paid assuming the satisfaction of all requisite performance objectives. In addition, in the event of an involuntary termination within two years after a change-in-control transaction, the agreement provides that Mr. Sieczkarek will receive (i) his base salary paid according to our standard payroll procedure for a period of 18 months, (ii) health and life insurance benefits for a period of 18 months, (iii) for 18 months, monthly severance payments equal to 1/12 of the “target bonus” he would have received for the fiscal year in which the termination occurs, the “target bonus” portion of which will be paid assuming the satisfaction of all requisite performance objectives, and (iv) outplacement services not to exceed a value of $15,000. Also, in the event of a change-in-control transaction, each option held by Mr. Sieczkarek shall become fully vested and immediately exercisable. Pursuant to the agreement, we agreed to pay to Mr. Sieczkarek a one-time signing bonus of $300,000, which is repayable to us, in part, if his employment with us terminates within two years. Finally, we agreed to pay all of Mr. Sieczkarek’s customary and reasonable moving and other relocation expenses and his income tax costs relating to the reimbursed portion of such expenses.

We have entered into agreements with our other executive officers, including Mr. Steve Bowman, Ms. Cynthia Domecus, Mr. William Dippel, and Mr. Glen Furuta which provide that, in the event of a “hostile takeover,” options held by such officers shall become fully vested and immediately exercisable. In the event of any other type of “change of control,” each such option will become vested as to 50% of the option shares that have not otherwise vested on the effective date of the change of control transaction. In the event of an involuntary termination within two years after the change-in-control transaction, the agreement provides that each of the above mentioned officers will receive (i) salary according to our standard payroll procedure for a period of 12 months; (ii) health and life insurance benefits for a period of 12 months; (iii) monthly severance payments equal to 1/12 of the “target bonus” such officer would have received for the fiscal year in which the termination occurs; (iv) acceleration of all options to become fully vested and immediately exercisable; and (v) outplacement services not to exceed a value of $15,000. We otherwise do not have any employment agreements with any of our executive officers.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2002 for all of our equity compensation plans, including our 1993 Stock Plan, our Amended and Restated 2001 Equity Incentive Plan, our 1995 Employee Stock Purchase Plan, our 1995 Directors’ Stock Option Plan and our Amended and Restated 2002 Non-Qualified Stock Option Plan:

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans Excluding Securities Reflected in Column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,337,538	8.65	270,959	(1)
Equity compensation plans not approved by security holders (2)	202,440	14.61	797,560

Total	3,539,978		1,068,519

(1)	Includes 46,304 shares remaining available for future issuance under our 1995 Employee Stock Purchase Plan.

(2)	Consists of shares issuable under our Amended and Restated 2002 Non-Qualified Stock Option Plan, which does not require the approval of and has not been approved by our stockholders. See the description below of the Amended and Restated 2002 Non-Qualified Stock Option Plan.

Amended and Restated 2002 Non-Qualified Stock Option Plan

Our Amended and Restated 2002 Non-Qualified Stock Option Plan (the “2002 Non-Qualified Plan”) provides for the grant of options and stock purchase rights to our employees and consultants. The 2002 Non-Qualified Plan was adopted by the Board of Directors on August 8, 2002, and amended and restated by the Board of Directors in March 2003, with a total of 1,500,000 shares of Common Stock reserved for issuance thereunder. The 2002 Non-Qualified Plan, as amended, was enacted to address the increased hiring made during the second half of 2002, primarily in our United States sales, professional education and marketing functions, as well as the hiring and potential hiring of executive management members, including a new chief executive officer. The 2002 Non-Qualified Plan is not required to be and has not been approved by our stockholders.

As of April 17, 2003, options for 887,564 shares were outstanding under the 2002 Non-Qualified Plan, and 612,436 remained available for future grants.

Options granted under the 2002 Non-Qualified Plan will be non-qualified stock options. Incentive stock options, within the meaning of Section 422 of the Code, may not be granted under the 2002 Non-Qualified Plan. The Board of Directors, at its discretion, may also grant rights to purchase Common Stock directly, rather than pursuant to stock options, subject to certain restrictions discussed below. No stock purchase rights were granted under the 2002 Non-Qualified Plan during the fiscal year ended December 31, 2002.

The 2002 Non-Qualified Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Purpose

The purposes of the 2002 Non-Qualified Plan was to address the increased hiring made during the second half of 2002, primarily in our United States sales, professional education and marketing functions, as well as the hiring and potential hiring of executive management members, including a new chief executive officer. The 2002 Non-Qualified Plan was also enacted to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to our employees and consultants and to promote the success of our business.

Administration

The 2002 Non-Qualified Plan may be administered by the Board of Directors or by a committee of the Board of Directors. The 2002 Non-Qualified Plan is currently being administered by the Board of Directors, the Compensation Committee of the Board of Directors and the Stock Option Subcommittee. The Compensation Committee, comprised of Mr. Wilson, Dr. Plais-Cotrel and ex-officio member Ms. Tunstall, has been constituted to satisfy the applicable requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Code and has the exclusive authority to grant stock options and purchase rights and otherwise administer the 2002 Non-Qualified Plan with respect to the Company’s officers. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 2002 Non-Qualified Plan. All directors currently hold office until the annual meeting of stockholders of the Company following their election, or until their successors are duly elected and qualified.

Eligibility

The 2002 Non-Qualified Plan provides that non-qualified stock options may be granted to employees (including officers) of the Company or any of its subsidiaries. However, officers of the Company are only eligible to receive grants under the 2002 Non-Qualified Plan in connection with their initial commencement of employment where such awards are granted as an inducement essential to such officer entering into an employment arrangement with the Company. Also, consultants must render bona fide services to the Company or an affiliate not in connection with the offer and sale of securities in a capital-raising transaction in order to be eligible to participate in the 2002 Non-Qualified Plan. Subject to the foregoing limitations, the Board of Directors or the Compensation Committee, or the Stock Option Subcommittee, selects the optionees and determines the number of shares to be subject to each option. In making such determination, a number of factors are taken into account, including the duties and responsibilities of the optionee, the value of the optionee’s services to the Company, the optionee’s present and potential contribution to the success of the Company, and other relevant factors.

The 2002 Non-Qualified Plan provides that the maximum number of shares of Common Stock which may be granted under options or purchase rights to any one person during any fiscal year shall be 800,000, subject to adjustment as provided in the 2002 Non-Qualified Plan.

Terms of Options

Each option is evidenced by a stock option agreement between the Company and the optionee. Under the 2002 Non-Qualified Plan, each option is subject to the following additional terms and conditions:

Exercise of the Option.    The Board of Directors or its committee determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in such form of consideration as is determined by the Board of Directors or its committee and may vary for each option.

Exercise Price.    The exercise price under the 2002 Non-Qualified Plan is determined by the Board of Directors or its committee.

Termination of Employment.    If the optionee’s employment or consulting relationship terminates for any reason other than disability or death, options under the 2002 Non-Qualified Plan may be exercised for the period of time specified in the option agreement, which shall generally be three months after such termination, and may be exercised only to the extent the option was exercisable on the date of termination. In no event may the option be exercised after the expiration of its term.

Disability.    If an optionee is unable to continue his or her employment or consulting relationship with us as a result of his or her disability, options may be exercised for the period of time specified in the option agreement, which shall generally be twelve months after termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term.

Death.    Under the 2002 Non-Qualified Plan, if an optionee should die while employed or retained by us, options may be exercised for the period of time specified in the option agreement, which shall generally be twelve months after the date of death to the extent the options are exercisable on the date of death. In no event may the option be exercised after expiration if its term.

Term of Options.    The 2002 Non-Qualified Plan provides that options granted under the 2002 Non-Qualified Plan have the term provided in the option agreement. In general, these agreements currently provide for a term of ten years. No option may be exercised by any person after its expiration.

Other Provisions.    The option agreement may contain such other terms, provisions and conditions not inconsistent with the 2002 Non-Qualified Plan as may be determined by the Board of Directors or its committee.

Options and Stock Purchase Rights not Transferable

An option or stock purchase right granted under the 2002 Non-Qualified Plan is nontransferable other than by will or the laws of descent and distribution, and is exercisable only by the optionee or right holder during his or her lifetime or, in the event of the optionee’s or right holder’s death, by a person who acquires the right to exercise the option or stock purchase right by bequest or inheritance or by reason of the death.

Restricted Stock Purchase Rights

The 2002 Non-Qualified Plan permits the granting of rights to purchase Common Stock of the Company either alone, in addition to, or in tandem with other awards made by the Company. Upon the granting of a stock purchase right under the 2002 Non-Qualified Plan, the offeree is advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person is entitled to purchase, the price to be paid and the time in which such person must accept such offer. The purchase price for stock purchased may be at various prices as determined by the Board or its committee.

Unless the Board or its committee determines otherwise, the underlying stock purchase agreement for stock purchased pursuant to a stock purchase right granted under the 2002 Non-Qualified Plan will grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability).

Changes in Capitalization, Merger or Asset Sale

In the event the Board or its committee determines that any dividend or other distribution, recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of our assets, issuance of securities or rights to purchase securities of the Company, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is determined by the Board or its committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the 2002 Non-Qualified Plan or with respect to any award, then the Board or its committee shall adjust the number and kind of shares covered by the 2002 Non-

Qualified Plan and by each outstanding option or stock purchase right or share of restricted stock and the grant or exercise price per share of outstanding options or stock purchase rights.

In the event of a merger or consolidation of the Company with any other entity in which the stockholders of the Company prior to such consolidation or merger own less than 50% of the Company’s voting power immediately after such consolidation or merger, other than a consolidation or merger solely to change the domicile of the Company, or a sale of all or substantially all of our assets, then outstanding options, stock purchase rights or shares of restricted stock may be assumed or substituted for by the acquiring company or one of its affiliates. In the absence of any such assumption or substitution, the vesting of outstanding options or stock purchase rights held by persons whose employment or consultancy with us has not terminated as of the closing of the transaction shall be accelerated and become fully vested and exercisable, and any restrictions on shares of restricted stock held by such persons shall lapse at least 10 days before the closing of the transaction. Options and stock purchase rights that are not assumed or substituted for and accelerated options and stock purchase rights not exercised before the closing of such a transaction will terminate automatically at the closing of the transaction.

Federal Income Tax Aspects of the 2002 Non-Qualified Plan

The following is a brief summary of the United States Federal income tax consequences of transactions under the 2002 Non-Qualified Plan based on federal securities and income tax laws in effect as of this date. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of the income tax laws of any municipality, state or other country in which an optionee may reside. This summary does not purport to be complete. We advise all optionees to consult their own tax advisors concerning tax implications of option grants and exercises, and the disposition of shares acquired upon such exercise under the 2002 Non-Qualified Plan.

Non-Qualified Stock Options

Options granted under the 2002 Non-Qualified Plan will be non-qualified options. An optionee will not recognize any taxable income under Federal tax laws at the time he or she is granted a non-qualified stock option. However, upon its exercise, under Federal tax laws the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income recognized by the optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated under Federal tax laws as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

Stock Purchase Rights and Restricted Stock

For Federal income tax purposes, if a service provider is granted a stock purchase right, he or she generally will not have taxable income on the grant of the stock purchase right, nor will the Company then be entitled to any deduction. Generally, on the purchase of restricted stock pursuant to a stock purchase right, the recipient thereof will also not have taxable income, nor with the Company be entitled to a deduction, unless the recipient makes a valid election under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the restricted stock recipient generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. If the recipient makes a valid election under Section 83(b) of the Code with respect to restricted stock, he or she generally will recognize ordinary income at the date of issuance of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock, and the Company will generally be entitled to a deduction for the same amount.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code provides that a publicly held corporation cannot deduct compensation of a covered employee (the Chief Executive Officer and the four other most highly compensated employees for the taxable year whose compensation is required to be reported to stockholders under the Exchange Act) to the extent the compensation exceeds $1.0 million per tax year. There is a statutory exception to this limitation for compensation based on the attainment of performance goals. Income derived from stock options will qualify for this exception and thus be treated as performance-based compensation if granted in accordance with the requirements set forth in Section 162(m) and the regulations promulgated thereunder. Grants of stock options under the 2002 Non-Qualified Plan that are made by the Compensation Committee of the Board are expected to comply with those requirements.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 29 shall not be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT

The following is a report of the Compensation Committee of the Board of Directors (the “Committee”) describing the compensation policies applicable to our executive officers during the fiscal year ended December 31, 2002. The Committee, currently comprised of Mr. Wilson, Dr. Plais-Cotrel and ex-officio member Ms. Tunstall, met in tandem with the Board of Directors in 2002, and the entire Board of Directors performed the functions of the Committee. The Committee’s purpose is to recommend salaries, incentives and other forms of compensation for our directors, officers and other employees, administer our various incentive compensation and benefit plans (including stock plans) and recommend policies relating to such incentive compensation and benefit plans. Certain grants under our 1993 Stock Plan, 2001 Equity Incentive Plan and 2002 Non-Qualified Plan are administered by the Stock Option Subcommittee, currently comprised of Mr. Wilson. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

Executive Officer Compensation

Compensation Policy

The goal of our executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of stockholder value, while at the same time motivating and retaining key employees. To achieve this goal, our executive compensation policies integrate annual base compensation, bonuses based on corporate and individual performance, and stock option grants. All executive officers as well as senior-level managerial and technical employees are eligible for and participate in these compensation plans.

Base Salaries for Fiscal 2002

The Compensation Committee evaluates the performance and recommends the salary of our President and Chief Executive Officer and all other executive officers. Survey data is drawn from comparable companies participating in medical device, biotechnology, and/or pharmaceutical executive compensation surveys. Within this framework, executive salaries are determined based on individual performance, level of responsibility, our overall salary structure and financial condition. Our compensation policy is designed to maintain executive officer base salaries within a range approximating the median of such salary data for like characteristics. Generally, salaries paid to our executive officers in fiscal 2002 were within the targeted range. While it is the Committee’s intent to continue to review periodically base salary information to monitor competitive ranges within the applicable market, including information related to our geographic location and individual job responsibilities, it is further the intent of the Committee to maintain a close relationship between our performance and the base salary component of our executive officers’ compensation.

Annual Incentive Bonuses

The Company’s Annual Incentive Bonus Plan provides for the payment of cash bonuses based on our performance in relation to predetermined objectives and individual executive performance for the year then ended. Prior to the beginning of the fiscal year, the Compensation Committee established objectives related to the Company’s earnings, revenue and shareholder value. Based on our performance against these objectives during 2001 and 2002, we paid bonuses in an aggregate amount of $120,800 in 2002 to the Named Executive Officers under the Annual Incentive Bonus Plan.

Stock Option Awards for Fiscal 2002

Our 1993 Stock Plan, Amended and Restated 2001 Equity Incentive Plan and 2002 Non-Qualified Plan provide for the issuance of stock options to our officers and employees to purchase shares of our Common Stock at an exercise price equal to the fair market value of such stock on the date of the option grant. Our stock options typically vest over a 48-month period in increments of 12.5% after the initial six months and 2.08% each month thereafter. Stock options are granted to our executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of our equity.

During fiscal 2002, the Stock Option Subcommittee approved grants of stock options to certain employees in connection with the hiring or promotion of such employees. During fiscal 2002, options to purchase an aggregate of 218,000 shares of Common Stock were granted to the CEO and other Named Executive Officers of the Company.

Compensation of the CEO

During fiscal year 2002, compensation for Steven Bacich, the Company’s CEO, consisted of base salary of $239,154, bonus of $30,800 and the grant of options to purchase 130,000 shares of Common Stock. The increase in base salary represents a 9% increase from base salary paid during 2001. As with other executive officers, the amounts of the CEO’s stock option and bonus are based on attainment of a combination of corporate and individual performance objectives. The Summary Compensation Table includes additional information regarding the other compensation and benefits paid our CEO.

Deductibility of Executive Compensation

The Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the CEO and four other most highly compensated executive officers, unless such compensation meets the requirements for the “performance-based” exception to the general rule. Since the cash compensation paid by the Company to each of its executive officers in 2002 is expected to be well below $1.0 million, the Committee believes that this section will not affect the tax deductions available to the Company. It will be the Committee’s policy to qualify, to the extent reasonable, the executive officers’ compensation for deductibility under applicable tax law.

The Board of Directors

Kathryn Tunstall, Chairman

Florence Comité, M.D.

Sanford Fitch

Marie-Helene Plais-Cotrel

Richard D. Randall

Mark M. Sieczkarek

Peter L. Wilson

Compensation Committee Interlocks and Insider Participation

Each of Mr. Randall and Ms. Tunstall served on the Committee for the entire year ended December 31, 2002, Mr. Wilson joined the Committee in February 2002, replacing Mr. Randall. Mr. Bacich, our CEO in 2002 and current CTO, served on the Stock Option Subcommittee, a subcommittee under the Committee, until April 2003. Mr. Randall served as the President and CEO of the Company from December 1992 to July 1993 and Chief Financial Officer of the Company from December 1992 until January 1995. Ms. Tunstall served as the President and CEO of the Company from July 1993 to December 1999.

Performance Graph

The following graph compares the five years cumulative total stockholder return for the Company’s Common Stock, assuming reinvestment of all dividends, to the cumulative return for the period from December 31, 1997 to December 31, 2002 to that of the Nasdaq Stock Market—U.S. Index and the Nasdaq Medical Devices, Instruments and Supplies Index for the period from December 31, 1997 to December 31, 2002. The graph assumes that $100 was invested on December 31, 1997 in the Common Stock of the Company and in each of the comparative indices.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Dr. Comité provides consulting services to us pursuant to a Consulting Agreement, dated September 10, 1997. We paid Dr. Comité $30,000 in consulting fees for services rendered during the year ended December 31, 2002.

In April 2002, Mr. Stan Van Gent, our Vice President of Marketing, borrowed an aggregate principal amount of $125,000 from us at an annual interest rate of 4.65% pursuant to an unsecured, full-recourse promissory note. We also entered into a Relocation Bonus Agreement with Mr. Van Gent in April 2002, pursuant to which, until the principal amount of the $125,000 note has been repaid in full or is otherwise terminated, and provided Mr. Van Gent has remained continuously employed by us through such date, Mr. Van Gent shall receive on each anniversary date of such note one-fifth of the principal of the $125,000 note and any accrued and unpaid interest due under such note as of such date as a lump sum bonus. In May 2002, Mr. Stan Van Gent borrowed an additional aggregate principal amount of $100,000 from us at an annual interest rate of 3.21% pursuant to an unsecured, full recourse promissory note, which has been paid in full and is no longer outstanding. Both loans to Mr. Van Gent were approved by the Board of Directors prior to the implementation of restrictions against such loans.

We have entered into indemnification agreements with our officers and directors containing provisions which may require us, among other things, to indemnify our officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (“Reporting Persons”) to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, all of the Section 16(a) filing requirements with respect to the fiscal year ended December 31, 2002 have been satisfied. In making this statement, we have relied solely upon review of the copies of such reports furnished to us.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted for the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Michael W. Hall

Secretary

Dated: April 24, 2003

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2002 is available without charge upon written request to Conceptus, Inc., 1021 Howard Avenue, San Carlos, California 94070.

APPENDIX A

CONCEPTUS, INC.

SECOND AMENDED AND RESTATED

2001 EQUITY INCENTIVE PLAN

A-i

CONCEPTUS, INC.

SECOND AMENDED AND RESTATED 2001 EQUITY INCENTIVE PLAN

1.    Purposes of the Plan.    The purposes of the Conceptus, Inc. Second Amended and Restated 2001 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2.    Definitions.    As used herein, the following definitions shall apply:

(a)    “Acquisition” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the stockholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the Company’s voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (ii) a sale of all or substantially all of the assets of the Company.

(b)    “Administrator” means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 4 hereof.

(c)    “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

(d)    “Board” means the Board of Directors of the Company.

(e)    “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.

(f)    “Committee” means a committee appointed by the Board in accordance with Section 4 hereof.

(g)    “Common Stock” means the Common Stock of the Company, par value $0.003 per share.

(h)    “Company” means Conceptus, Inc., a Delaware corporation.

(i)    “Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary of the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary of the Company to render such services.

(j)    “Director” means a member of the Board.

(k)    “Employee” means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.

(l)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Exchange Act section shall include any successor section.

(m)    “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(n)    “Holder” means a person who has been granted or awarded an Option or Stock Purchase Right or who holds Shares acquired pursuant to the exercise of an Option or Stock Purchase Right.

(o)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

(p)    “Independent Director” means a Director who is not an Employee of the Company.

(q)    “Non-Qualified Stock Option” means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(r)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s)    “Option” means a stock option granted pursuant to the Plan.

(t)    “Option Agreement” means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(u)    “Parent” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(v)    “Plan” means the Conceptus, Inc. Second Amended and Restated 2001 Equity Incentive Plan.

(w)    “Restricted Stock” means Shares acquired pursuant to the exercise of an unvested Option in accordance with Section 10(h) below or pursuant to a Stock Purchase Right granted under Section 14 below.

(x)    “Rule 16b-3” means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(y)    “Securities Act” means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.

(z)    “Service Provider” means an Employee, Director or Consultant.

(aa)    “Share” means a share of Common Stock, as adjusted in accordance with Section 15 below.

(bb)    “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 14 below.

(cc)    “Subsidiary” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.    Stock Subject to the Plan.    Subject to the provisions of Section 15 of the Plan, the shares of stock subject to Options or Stock Purchase Rights shall be Common Stock, initially shares of the Company’s Common Stock, par value $0.003 per share. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of such Options or Stock Purchase Rights is 2,000,000 Shares. Shares issued upon exercise of Options or Stock Purchase Rights may be authorized but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or Stock Purchase Rights under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of this Section 3. If Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

4.    Administration of the Plan.

(a)    Administrator.    Either the Board or a Committee of the Board delegated administrative authority hereunder shall administer the Plan and, in the case of a Committee, the Committee shall consist solely of two or more Independent Directors each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a “non-employee director” within the meaning of Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to eligible persons who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled only by the Board.

(b)    Powers of the Administrator.    Subject to the provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its sole discretion:

(i)    to determine the Fair Market Value;

(ii)    to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

(iii)    to determine the number of Shares to be covered by each such award granted hereunder;

(iv)    to approve forms of agreement for use under the Plan;

(v)    to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(vi)    to determine whether to offer to buyout a previously granted Option as provided in subsection 10(i) and to determine the terms and conditions of such offer and buyout (including whether payment is to be made in cash or Shares);

(vii)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)    to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(ix)    to amend the Plan or any Option or Stock Purchase Right granted under the Plan as provided in Section 17; and

(x)    to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c)    Effect of Administrator’s Decision.    All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.

5.    Eligibility.    Non-Qualified Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock

Purchase Rights. Each Independent Director shall be eligible to be granted Options at the times and in the manner set forth in Section 12.

6.    Limitations.

(a)    Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder’s Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options.

For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(b)    Neither the Plan, any Option nor any Stock Purchase Right shall confer upon a Holder any right with respect to continuing the Holder’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Holder’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.

(c)    No Service Provider shall be granted, in any calendar year, Options or Stock Purchase Rights to purchase more than 800,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15. For purposes of this Section 6(c), if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 15), the canceled Option will be counted against the limit set forth in this Section 6(c). For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

7.    Term of Plan.    The Plan became effective upon its initial adoption by the Board on March 21, 2001 and shall continue in effect until it is terminated under Section 17 of the Plan. No Options or Stock Purchase Rights may be issued under the Plan after March 21, 2011, the tenth (10th) anniversary of the date upon which the Plan was initially adopted by the Board.

8.    Term of Option.    The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.    Option Exercise Price and Consideration.

(a)    Except as provided in Section 13, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i)    In the case of an Incentive Stock Option

(A)    granted to an Employee who, at the time of grant of such Option, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)    granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(b)    The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator. Such consideration may consist of (1) cash, (2) check, (3) with the consent of the Administrator, a full recourse promissory note bearing interest (at a market rate of interest determined as of the date of exercise) and payable upon such terms as may be prescribed by the Administrator, (4) with the consent of the Administrator, other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) with the consent of the Administrator, surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) property of any kind which constitutes good and valuable consideration, (7) with the consent of the Administrator, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) with the consent of the Administrator, any combination of the foregoing methods of payment.

10.    Exercise of Option Vesting; Fractional Exercises.    Except as provided in Section 13, Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

(b)    Deliveries upon Exercise.    All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

(i)    A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(ii)    Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars;

(iii)    Upon the exercise of all or a portion of an unvested Option pursuant to Section 10(h), a Restricted Stock purchase agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and

(iv)    In the event that the Option shall be exercised pursuant to Section 10(f) by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

(c)    Conditions to Delivery of Share Certificates.    The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(i)    The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

(ii)    The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;

(iii)    The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable;

(iv)    The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(v)    The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the sole discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 9(b).

(d)    Termination of Relationship as a Service Provider.    If a Holder ceases to be a Service Provider other than by reason of the Holder’s disability or death, such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Holder’s termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time period specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(e)    Disability of Holder.    If a Holder ceases to be a Service Provider as a result of the Holder’s disability, the Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination. If such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(f)    Death of Holder.    If a Holder dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement, by the Holder’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination. If, at the time of death, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(g)    Regulatory Extension.    A Holder’s Option Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider (other than upon the Holder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 8 or (ii) the expiration of a period of three (3) months after the termination of the Holder’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

(h)    Early Exercisability.    The Administrator may provide in the terms of a Holder’s Option Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part prior to the full vesting of the Option; provided, however, that Shares acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its sole discretion.

(i)    Buyout Provisions.    The Administrator may at any time offer to buyout for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made.

11.    Non-Transferability of Options and Stock Purchase Rights.    Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Holder, only by the Holder.

12.    Granting of Options to Independent Directors.    During the term of the Plan, (i) a person who is initially elected to the Board as an Independent Director automatically shall be granted an Option to purchase forty thousand (40,000) shares of Common Stock (subject to adjustment as provided in Section 15) on the date of such initial election (“Initial Option”), and (ii) each person who is an Independent Director automatically shall be granted an Option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 15) on the date of each annual meeting of stockholders immediately following which such Independent Director is serving on the Board (“Subsequent Option”), provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such annual meeting. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an Initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Subsequent Options as described in clause (ii) of the preceding sentence (with the date of retirement being deemed to be his or her date of initial election to the Board). All the foregoing Option grants authorized by this Section 12 are subject to stockholder approval of the Plan.

13.    Terms of Options Granted to Independent Directors.    The per Share price of each Option granted to an Independent Director shall equal one-hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted. Initial Options (as defined in Section 12) granted to Independent Directors shall vest and become exercisable as follows: twenty-five percent (25%) of the shares subject to each Initial Option shall vest on the one year anniversary of the date of the Initial Option grant and one forty-eighth (1/48th) of the shares subject to each Initial Option (rounded down to the next whole number of shares) shall vest on the first day of each full month thereafter, such that each Initial Option shall be one-hundred percent (100%) vested on the on the first day of the forty-eighth (48th) month following its date of grant. Subsequent Options (as defined in Section 12) granted to Independent Directors shall vest and become exercisable as follows: one twelfth (1/12th) of the shares subject to each Subsequent Option (rounded down to the next whole number of shares) shall vest on each monthly anniversary of the date of the Subsequent Option grant, such that each Subsequent Option shall be one-hundred percent (100%) vested on the one year anniversary of its date of grant. Subject to Section 10, the term of each Option granted to an Independent Director shall be ten (10) years from the date the Option is granted. No portion of an Option which is unexercisable at the time of an Independent Director’s termination of membership on the Board shall thereafter become exercisable.

14.    Stock Purchase Rights.

(a)    Rights to Purchase.    Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

(b)    Repurchase Right.    Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company the right to repurchase Shares acquired upon exercise of a Stock Purchase Right upon the termination of the purchaser’s status as a Service Provider for any reason. The purchase price for Shares repurchased by the Company pursuant to such repurchase right and the rate at which such repurchase right shall lapse shall be determined by the Administrator in its sole discretion, and shall be set forth in the Restricted Stock purchase agreement.

(c)    Other Provisions.    The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)    Rights as a Shareholder.    Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

15.    Adjustments upon Changes in Capitalization, Merger or Asset Sale.

(a)    In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i)    the number and kind of shares of Common Stock (or other securities or property) with respect to which Options or Stock Purchase Rights may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 6(c));

(ii)    the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Stock Purchase Rights or Restricted Stock; and

(iii)    the grant or exercise price with respect to any Option or Stock Purchase Right.

(b)    In the event of any transaction or event described in Section 15(a), the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option, Stock Purchase Right or Restricted Stock or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock granted or issued under the Plan or to facilitate such transaction or event:

(i)    To provide for either the purchase of any such Option, Stock Purchase Right or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option or Stock Purchase Right or realization of the Holder’s rights had such Option, Stock Purchase Right or Restricted Stock been currently exercisable or payable or fully vested or the replacement of such Option, Stock Purchase Right or Restricted Stock with other rights or property selected by the Administrator in its sole discretion;

(ii)    To provide that such Option or Stock Purchase Right shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Option or Stock Purchase Right;

(iii)    To provide that such Option, Stock Purchase Right or Restricted Stock be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iv)    To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and Stock Purchase Rights, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, Stock Purchase Rights or Restricted Stock or Options, Stock Purchase Rights or Restricted Stock which may be granted in the future; and

(v)    To provide that immediately upon the consummation of such event, such Option or Stock Purchase Right shall not be exercisable and shall terminate; provided, that for a specified period of time prior to such event, such Option or Stock Purchase Right shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Option Agreement or Restricted Stock purchase agreement upon some or all Shares may be terminated and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase, notwithstanding anything to the contrary in the Plan or the provisions of such Option, Stock Purchase Right or Restricted Stock purchase agreement.

(c)    Subject to Section 3, the Administrator may, in its sole discretion, include such further provisions and limitations in any Option, Stock Purchase Right, Restricted Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

(d)    If the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Options, Stock Purchase Rights or Restricted Stock outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 15(d)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume such Options, Stock Purchase Rights or Restricted Stock or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Options, Stock Purchase Rights or Restricted Stock held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Options, Stock Purchase Rights or Restricted Stock (and, if applicable, the time during which such awards may be exercised) shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the Acquisition (and the Options or Stock Purchase Rights terminated if not exercised prior to the closing of such Acquisition), and (ii) any other Options or Stock Purchase Rights outstanding under the Plan, such Options or Stock Purchase rights shall be terminated if not exercised prior to the closing of the Acquisition. Notwithstanding the assumption or substitution of Options granted to Service Providers other than Independent Directors pursuant to the foregoing provisions, any Options granted to Independent Directors pursuant to Section 12 which are outstanding immediately prior to the closing of the Acquisition shall not be assumed or substituted for, shall be accelerated and made fully exercisable at least ten (10) days prior to the closing of the Acquisition and shall terminate if not exercised prior to the closing of such Acquisition.

(e)    Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for “pooling of interests” accounting treatment and, but for one or more of the provisions of this Plan or any Option Agreement or any Restricted Stock purchase agreement would so qualify, then this Plan and any such agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any such agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Option Agreement or Restricted Stock purchase agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to “pooling of interests” treatment is required as a condition to the Company’s consummation of such transaction.

(f)    The existence of the Plan, any Option Agreement or Restricted Stock purchase agreement and the Options or Stock Purchase Rights granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

16.    Time of Granting Options and Stock Purchase Rights.    The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

17.    Amendment and Termination of the Plan.

(a)    Amendment and Termination.    The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 15, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 7.

(b)    Stockholder Approval.    The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options, Stock Purchase Rights or Restricted Stock granted or awarded under the Plan prior to the date of such termination.

18.    Stockholder Approval.    The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s adoption of the Plan. Options, Stock Purchase Rights or Restricted Stock may be granted or awarded prior to such stockholder approval, provided that Options, Stock Purchase Rights and Restricted Stock not previously authorized under the Plan shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, any Options, Stock Purchase Rights and Restricted Stock previously granted or awarded but not previously authorized under the Plan shall thereupon be canceled and become null and void.

19.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.    Reservation of Shares.    The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21.    Investment Intent.    The Company may require a Plan participant, as a condition of exercising or acquiring stock under any Option or Stock Purchase Right, (i) to give written assurances satisfactory to the Company as to the participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option or Stock Purchase Right; and (ii) to give written assurances satisfactory to the Company stating that the participant is acquiring the stock subject to the Option or Stock Purchase Right for the participant’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of stock under the applicable Option or Stock Purchase Right has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

22.    Governing Law.    The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

APPENDIX B

CONCEPTUS, INC.

AUDIT COMMITTEE CHARTER

This Audit Committee Charter (“Charter”) was adopted by the Board of Directors (the “Board”) of Conceptus, Inc. (the “Company”) on April 22, 2003.

I.    Purpose

The purpose of the Audit Committee (the “Committee”) is to assist the Board with its oversight responsibilities regarding: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; and (iv) the performance of the Company’s independent auditor. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee, other members of the Committee, other members of the Board, the external auditor and the financial management of the Company.

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles in the United States (“GAAP”) and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with GAAP and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.    Membership

The Committee shall consist of at least three members of the Board. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. At least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the SEC. In addition, each Committee member shall satisfy the “independence” requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The members of the Committee, including the Chair of the Committee (the “Chair”), shall be appointed by the Board on the recommendation of the Nominating Committee. Committee members may be removed from the Committee, with or without cause, by the Board.

III.    Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management and with the independent auditor.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, any financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

Minutes of each meeting will be maintained by legal counsel and provided to the Audit Committee and the Board in a timely manner.

IV.    Powers and Responsibilities

Interaction with the Independent Auditor

1.    Appointment and Oversight.    The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

2.    Pre-Approval of Services.    Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

3.    Independence of Independent Auditor.    The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i)  The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

(ii)  The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

(iii)  The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(iv)  The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

(v)  The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

Annual Financial Statements and Annual Audit

4.    Meetings with Management and the Independent Auditor.

(i)  The Committee shall meet with management and the independent auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

(ii)  The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(iii)  The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

5.    Separate Meetings with the Independent Auditor.

(i)  The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the independent auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

(ii)  The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

(iii)  The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

6.    Recommendation to Include Financial Statements in Annual Report.    The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

7.    Meetings with Management and the Independent Auditor.    The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Other Powers and Responsibilities

8.    The Committee shall discuss with management and the independent auditor the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information). The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release.

9.    The Committee shall review all related-party transactions on an ongoing basis and all such transactions must be approved by the Committee.

10.    The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process or accounting policies.

11.    The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

12.    The Committee shall request assurances from management and the independent auditor that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

13.    The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

14.    The Committee shall set clear hiring policies for employees or former employees of the Company’s independent auditor.

15.    The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

16.    The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

17.    The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor or any other matter the Committee determines is necessary or advisable to report to the Board.

18.    The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

19.    The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

20.    The Committee shall endorse and encourage education and dialog relative to emerging issues and facilitate knowledge of Audit Committee members and the Board on such pertinent issues.

PROXY                                  THIS PROXY IS SOLICITED ON BEHALF OF                                  PROXY

THE BOARD OF DIRECTORS OF CONCEPTUS, INC.

FOR THE ANNUAL MEETING TO BE HELD ON JUNE 10, 2003

The undersigned hereby appoints Mark M. Sieczkarek and Kathryn A. Tunstall, or either of them, as lawful agents and proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Conceptus, Inc. (the Company) to be held on June 10, 2003, and at any adjournments or postponements thereof, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3, and will be voted in the discretion of the proxies upon such matters as may properly come before the Annual Meeting.

(Continued and to be signed on the other side)

é  FOLD AND DETACH HERE  é

Please mark your votes as indicated in this example.	☒

		FOR	WITHHOLD FOR ALL			FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS Instruction: If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below:	☐	☐	2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2003.	☐	☐	☐
						FOR	AGAINST	ABSTAIN
				3.	Proposal to approve the amendment of the 2001 Equity Incentive Plan to increase the size of the formula grants to members of the Board of Directors.	☐	☐	☐

01	Florence Comité, M.D.
02	Sanford Fitch
03	Kathryn A. Tunstall

I PLAN TO ATTEND THE MEETING	☐

Receipt is hereby acknowledged of Notice of Annual Meeting of Stockholders and accompanying Proxy Statement for the Annual Meeting to be held on June 10, 2003.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

The undersigned hereby revokes all proxies heretofore given by the signer to vote at said Annual Meeting and any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

Signature(s)                                                                                                                                      Dated                                 , 2003

NOTE: Please sign exactly as name appears herein. When signing as attorney, executor, administrator, trustee, or guardian, or in any other representative capacity, please give full title as such and sign your own name as well. Joint owners should each sign.

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é  FOLD AND DETACH HERE  é